TRANSAMERICA FUNDS
Supplement dated January 22, 2010
to the Statement of Additional Information dated November 30, 2009, as previously supplemented
The following information is added immediately after the section entitled “Redemption of Shares” on page 80 of the Statement of Additional Information:
EXCHANGING SHARES
     Shares of one class of a fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same fund (an “intra-fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge (load) or CDSC), provided that the shareholder for whom the intra-fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Shares of a fund will be exchanged for shares of a different class of the same fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-fund exchange may be required to pay an initial sales charge (load) or CDSC. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-fund exchange incurs a CDSC or sales charge, fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state, local or non-U.S. tax consequences of an intra-fund exchange.
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Investors Should Retain this Supplement for Future Reference